                                                                EXHIBIT 10.152



                              AMENDMENT AGREEMENT


         THIS AMENDMENT AGREEMENT is entered into as of this 13th day of February, 1996, by and among Channel 43 of Battle Creek, Inc., a Florida corporation ("Channel 43"), Western Michigan Christian Broadcasting, Inc., a Michigan corporation ("WMCB"), Western Michigan Family Broadcasting, Inc., a Michigan corporation ("WMFB"), Horizon Broadcasting Corporation, a Delaware corporation ("Horizon"), William B. Popjes, an individual ("Popjes"), and Paxson Communications of Battle Creek-43, Inc., a Florida corporation ("Paxson-43")

                                    RECITALS


         A. WHEREAS, Channel 43, WMCB, WMFB, Horizon and Popjes have entered into a Stock Purchase and Option Agreement dated as of December 15, 1995 (the "Stock Purchase Agreement"), pursuant to which Horizon and Popjes have agreed to sell, and Channel 43 has agreed to purchase, a portion of the capital stock of Horizon;

         B. WHEREAS, Channel 43, WMCB and Horizon have entered into a Time Brokerage Agreement dated as of December 15, 1995 (the "Time Brokerage Agreement"), pursuant to which, upon completion of construction of television station WJUE(TV), Battle Creek, Michigan (the "Station"), Channel 43 shall provide programming for the Station in accordance with FCC policies for such agreements;

         C. WHEREAS, Channel 43, WMCB and Horizon have entered into a Construction Agreement dated as of December 15, 1995 (the "Construction Agreement"), pursuant to which Channel 43 has agreed to provide certain services to WMCB and Horizon in connection with the construction of the Station;

         D. WHEREAS, Channel 43, WMCB and Horizon have entered into a Lease Agreement dated as of December 15, 1995 (the "Lease Agreement"), pursuant to which Channel 43 has agreed to lease to WMCB and Horizon certain assets used or useful in the business or operations of the Station; and

         E. WHEREAS, Channel 43 and Horizon have entered into a Loan Agreement dated as of December 15, 1995 (the "Loan Agreement"), pursuant to which Channel 43 has agreed to loan Horizon up to Two Hundred Eighty Thousand Dollars ($280,000) to be used for certain expenses relating to the construction and operation of the Station;

         F. WHEREAS, the parties to this Amendment Agreement have agreed that Paxson-43, a wholly-owned subsidiary of Paxson Communications Television Inc., a Florida corporation, which, in turn, is a wholly-owned subsidiary of Paxson Communications Corporation, a Delaware corporation, shall replace Channel 43 in all respects under the Stock Purchase Agreement, Time Brokerage Agreement, Construction Agreement, Lease Agreement and Loan Agreement (collectively, the "Agreements").

                                   AGREEMENTS

         In consideration of the foregoing Recitals and of the agreements contained herein and in the Agreements, the parties hereto, intending to be legally bound, agree as follows:

         Section 1.       Amendments to Stock Purchase Agreement

                 A. The Preamble to the Stock Purchase Agreement is hereby amended to delete the references therein to "Channel 43 of Battle Creek, Inc." and "Channel 43" and to replace them with references to "Paxson Communications of Battle Creek-43, Inc." and "Paxson-43", respectively. As a result of this amendment, Paxson-43 shall in all respects become the "Buyer" under the Stock Purchase Agreement, and Channel 43 of Battle Creek, Inc. shall in all respects cease to be a party to the Stock Purchase Agreement.

                 B. Section 21.8 of the Stock Purchase Agreement is hereby amended to delete the address set forth therein for the Buyer and to replace it with the following:

                 Lowell W. Paxson
                 Paxson Communications of Battle Creek-43, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, FL 33401

         Section 2.       Amendments to Loan Agreement

                 A. The Preamble to the Loan Agreement is hereby amended to delete the references therein to "Channel 43 of Battle Creek, Inc." and "Channel 43" and to replace them with references to "Paxson Communications of Battle Creek-43, Inc." and "Paxson-43", respectively. As a result of this amendment, Paxson-43 shall in all respects become the "Lender" under the Loan Agreement, and Channel 43 of Battle Creek, Inc. shall in all respects cease to be a party to the Loan Agreement.

                 B. Section 8.4 of the Loan Agreement is hereby amended to delete the address set forth therein for the Lender and to replace it with the following:

                 Lowell W. Paxson
                 Paxson Communications of Battle Creek-43, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, FL 33401

                 C. The Preamble to the Loan Agreement is hereby amended by deleting in the third line thereof the address "14444 66th Street North, Clearwater, Florida 34624" and replacing it with the following: "601 Clearwater Park Road, West Palm Beach, FL 33401".

                 D. The second line of the second recital of the Loan Agreement is hereby amended by deleting therefrom the words "and the sole shareholder of Lender".

         Section 3.       Amendments to Time Brokerage Agreement

                 A. The Preamble to the Time Brokerage Agreement is hereby amended to delete the references therein to "Channel 43 of Battle Creek, Inc." and "Channel 43" and to replace them with references to "Paxson Communications of Battle Creek-43, Inc." and "Paxson-43", respectively. As a result of this amendment, Paxson-43 shall in all respects become the "Programmer" under the Time Brokerage Agreement, and Channel 43 of Battle Creek, Inc. shall cease to be a party under the Time Brokerage Agreement.

                 B. Section 7.8 of the Time Brokerage Agreement is hereby amended to delete the address set forth therein for the Programmer and replace it with the following:

                 Lowell W. Paxson
                 Paxson Communications of Battle Creek-43, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, FL 33401

         Section 4.       Amendments to Construction Agreement

                 A. The Preamble to the Construction Agreement is hereby amended to delete the references therein to "Channel 43 of Battle Creek, Inc." and "Channel 43" and to replace them with references to "Paxson Communications of Battle Creek-43, Inc." and "Paxson-43", respectively. As a result of this amendment, Paxson-43 shall in all respects become the "Contractor" under the Construction Agreement, and Channel 43 of Battle Creek, Inc. shall cease to be party under the Construction Agreement.

                 B. Section 11(D) of the Construction Agreement is hereby amended to delete the address set forth therein for the Contractor and to replace it with the following:

                 Lowell W. Paxson
                 Paxson Communications of Battle Creek-43, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, FL 33401

         Section 5.       Amendments to Lease Agreement

                 A. The Preamble to the Lease Agreement is hereby amended to delete the references therein to "Channel 43 of Battle Creek, Inc." and "Channel 43" and to replace them with references to "Paxson Communications of Battle Creek-43, Inc." and "Paxson-43", respectively. As a result of this amendment, Paxson-43 shall in all respects become the "Lessor" under the Lease Agreement, and Channel 43 of Battle Creek, Inc. shall cease to be a party to the Lease Agreement.

                 B. Section 16.1 of the Lease Agreement is hereby amended to delete the address set forth therein for the Lessor and replace it with the following:

                 Lowell W. Paxson
                 Paxson Communications of Battle Creek-43, Inc.
                 601 Clearwater Park Road
                 West Palm Beach, FL 33401

         Section 6. Counterparts. This Amendment Agreement may be executed in as many counterparts as may be convenient and shall become binding when each party hereto has executed at least one counterpart.

         Section 7. Governing Law. This Amendment Agreement shall be a contract made under and governed by the laws of the State of Florida, without regard to the conflicts of law provisions thereof.

         Section 8. Binding Effect. This Amendment Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement as of the date first above written.

                               CHANNEL 43 OF BATTLE CREEK, INC.


                               By:   /s/  James L. West
                                   -------------------------------------
                                       James L. West
                                       President

                               WESTERN MICHIGAN CHRISTIAN
                               BROADCASTING, INC.


                               By: /s/  William B. Popjes
                                  --------------------------------------
                                       William B. Popjes
                                       President

                               WESTERN MICHIGAN FAMILY
                               BROADCASTING, INC.


                               By: /s/  William B. Popjes
                                  --------------------------------------
                                       William B. Popjes
                                       President

                               HORIZON BROADCASTING CORPORATION

                               By: /s/  William B. Popjes
                                  --------------------------------------
                                       William B. Popjes
                                       President


                                      /s/  William B. Popjes
                                  ----------------------------------------
                                         WILLIAM B. POPJES


                               PAXSON COMMUNICATIONS OF
                               BATTLE CREEK-43, INC.


                               By:  /s/  William L. Watson
                                  -----------------------------------------
                                  William L. Watson
                                  Secretary